Exhibit 32

Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Guggenheim Credit Income Fund 2016 T on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Guggenheim Credit Income Fund 2016 T, does hereby certify, to the best of such officer's knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Guggenheim Credit Income Fund 2016 T.

Date:	March 13, 2020

/s/ Matthew S. Bloom
MATTHEW S. BLOOM
Chief Executive Officer

Date:	March 13, 2020

/s/ Brian S. Williams
BRIAN S. WILLIAMS
Chief Financial Officer